DELAWARE POOLED® TRUST

Delaware REIT Fund (the “Fund”)

Supplement to the Fund’s Class A, Class B, Class C, and Class R
Statutory Prospectus dated February 28, 2010

Effective December 20, 2010, the Fund changed its benchmark index from the FTSE NAREIT All Equity REITs Index (formerly the FTSE NAREIT Equity REITs Index) to the newly constituted FTSE NAREIT Equity REITs Index.

The following replaces the table on page 7 entitled, “How has Delaware REIT Fund performed? – Average annual total returns for periods ended December 31, 2009.”

Average annual total returns for periods ended December 31, 2009

	1 year	5 years	10 years or lifetime1
Class A return before taxes	15.86%	-2.12%	8.93%
Class A return after taxes on distributions	14.18%	-4.95%	6.34%
Class A return after taxes on distributions and sale of Fund shares	9.98%	-1.82%	7.33%
Class B return before taxes2	17.93%	-1.88%	8.92%
Class C return before taxes2	20.93%	-1.69%	8.77%
Class R return before taxes	22.39%	-1.22%	6.33%
FTSE NAREIT Equity REITs Index (reflects no deduction for fees, expenses, or taxes) (new benchmark)	27.99%	0.36%	10.62%
FTSE NAREIT All Equity REITs Index (formerly the FTSE NAREIT Equity REITs Index) (reflects no deduction for fees, expenses, or taxes) (previous benchmark)	27.99%	0.36%	10.62%

1
The returns are shown for the 10-year period for the Fund's Class A, Class B, and Class C shares because they have existed for more than 10 years. The returns are shown for the Fund's Class R shares lifetime period because the inception date for the Class R Shares is June 2, 2003. The Index return for the Class R lifetime is 7.63%. The Index reports returns on a monthly basis as of the last day of the month.

2
Total returns assume redemption of shares at end of period. If shares were not redeemed, the returns for Class B would be 21.93%, -1.68%, and 8.92%, for the 1-, 5-, and 10-year periods, respectively; and returns for Class C would be 21.93%, -1.69% and 8.77%, for the 1-, 5-, and 10-year periods, respectively.

The Fund’s returns above are compared to the performance of the FTSE NAREIT All Equity REITs Index and the FTSE NAREIT Equity REITs Index. Effective December 20, 2010: (1) FTSE changed the composition of the FTSE NAREIT Equity REITs Index to exclude timber REITs; (2) FTSE created the FTSE NAREIT All Equity REITs Index with the components of the former FTSE NAREIT Equity REITs Index, including timber REITs; and (3) the Fund changed its benchmark index from the FTSE NAREIT All Equity REITs Index (formerly the FTSE NAREIT Equity REITs Index) to the newly constituted FTSE NAREIT Equity REITs Index. The rationale for the change was that the Fund’s portfolio managers believe the new index is more appropriate for the Fund’s investment style. Prior to December 20, 2010, the returns were the same for both indices.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated February 3, 2011.